UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2024

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue,	New York,	NY	10022
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Securities 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.500% Notes due 2026	CL26	New York Stock Exchange
0.300% Notes due 2029	CL29	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed by Colgate-Palmolive Company (the “Company”) solely to ensure an additional item number tag (Item 2.02) is reflected in the EDGAR system for the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 25, 2024 (the “Report”). No other changes are being made to the Report or to the exhibits attached thereto, including Exhibits 99.1 and 99.2

Item 2.02.    Results of Operations and Financial Condition.

On October 25, 2024, Colgate-Palmolive Company (the “Company”) issued a press release announcing its earnings for the quarter ended September 30, 2024. This press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01. Other Events.

In connection with management changes, the Company realigned the reporting structure of its skin health business effective July 1, 2024. Accordingly, commencing with the Company’s financial reporting for the quarter ended September 30, 2024, the results of the skin health business previously reported within the Europe reportable operating segment are reported with the other skin health businesses in the North America reportable operating segment, with no impact on the Company's consolidated results of operations or financial position.

For information purposes and to provide investors with historical information on a basis consistent with its new reporting structure, the Company has recast its historical geographic segment information to conform to the new reporting structure.

Attached as Exhibit 99.2 and incorporated by reference in this Item 8.01 are schedules containing segment information by operating segment for the years ended December 31, 2023, 2022 and 2021, the three and six months ended June 30, 2024 and 2023, the three months ended March 31, 2024 and 2023 and the three months ended December 31, 2023.

As noted above, the segment change and supplemental disclosures discussed above have no impact on the Company’s historical consolidated financial position, results of operations or cash flows. The recast financial information contained in Exhibit 99.2 does not represent a restatement of previously issued financial statements. The information in this Item 8.01, including Exhibit 99.2, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this document:

Exhibit Number	Description

99.1	Press release, dated October 25, 2024, issued by Colgate-Palmolive Company

99.2	Recast segment information of Colgate-Palmolive Company

104	Cover Page Interactive Data File (embedded within the Inline eXtensible Business Reporting Language (Inline XBRL) document)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated October 25, 2024, issued by Colgate-Palmolive Company

99.2	Recast segment information of Colgate-Palmolive Company

104	Cover Page Interactive Data File (embedded within the Inline eXtensible Business Reporting Language (Inline XBRL) document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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COLGATE-PALMOLIVE COMPANY

Date: January 24, 2025	By: /s/ Gregory O. Malcolm
Name: Gregory O. Malcolm
Title: Executive Vice President, Controller

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